SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                           March 26, 1996
                 (Date of earliest event reported)

                   CONCURRENT COMPUTER CORPORATION
       (Exact name of Registrant as specified in its charter)

     Delaware                 0-13150                 04-2735766
     (State of          (Commission File No.)      (IRS Employer
     Incorporation)                                Identification No.)

                         Two Crescent Place
                         Oceanport, NJ 07757
     (Address of principal executive offices, including zip code)

                           (908) 870-4354
        (Registrant's telephone number, including area code)


     ITEM 5. OTHER EVENTS

          On March 26, 1996, Concurrent Computer Corporation ("Concurrent"), executed a Purchase and Sale Agreement (the "Purchase and Sale Agreement") between Concurrent and Harris Computer Systems Corporation, a Florida corpo-ration ("Harris"). The Purchase and Sale Agreement provides for the assets of the real-time computer busi-ness of Harris (the "Real-Time Business") to be sold to Concurrent together with 683,178 shares of newly issued common stock of Harris (the "Purchased Harris Shares") in exchange for (i) 10,000,000 newly issued shares of common stock of Concurrent, par value $.01 per share (the "Con-current Common Stock Consideration"); (ii) convertible exchangeable preferred stock of Concurrent (the "Concur-rent Preferred Stock") paying a 9% cumulative annual dividend quarterly in arrears with a liquidation prefer-ence of $10,000,000, subject to adjustment; and (iii) the assumption by Concurrent of certain liabilities (the "Assumed Liabilities"). The sale of the Real-Time Busi-ness and the Purchased Harris Shares in exchange for the Concurrent Common Stock Consideration, the Concurrent Preferred Stock and the assumption by Concurrent of the Assumed Liabilities is referred to herein as the "Trans-action."

          The Purchase and Sale Agreement also contemplates the execution at the closing of the Transaction of cer-tain ancillary agreements, including a Share Holding Agreement that will contain certain standstill, gover-nance, transfer and registration provisions, and provi-sions relating to the composition of the Board of Direc-tors of Harris and Concurrent.

          Consummation of the Transaction is conditioned upon a number of events, including approval of the Purchase and Sale Agreement and the Transaction by the sharehold-ers of Concurrent and Harris, the approval by the share-holders of Concurrent of an amendment to the Concurrent 1991 Restated Stock Option Plan, the approval by the shareholders of Harris of an amendment to Harris's Stock Incentive Plan, certain regulatory approvals, and other conditions.

          The description of the Transaction herein is quali-fied entirely by reference to the Purchase and Sale
     Agreement, and the exhibits thereto, filed as exhibits to this Current Report on Form 8-K.

     ITEM 7. EXHIBITS

          The following exhibits are filed as part of this Form 8-K:

          (c) Exhibits

               EXHIBIT NO.         DESCRIPTION

                  10.1             Purchase and Sale Agreement
                                   (and certain exhibits
                                   thereto) dated March 26,
                                   1996 between Concurrent and
                                   Harris.


                             SIGNATURES

          Pursuant to the requirements of the Securities
     Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         CONCURRENT COMPUTER CORPORATION

                         By:/s/ Kevin J. Dell
                            Kevin J. Dell
                            Vice President
                            General Counsel and Secretary

     Dated: April __, 1996